UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 5, 2017

Xenith Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer IdentificationNumber)

One James Center, 901 E. Cary Street, Suite 1700 Richmond, Virginia		23219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 433-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On October 17, 2017, Xenith Bankshares, Inc. (“XBKS”) and Union Bankshares Corporation (“UBSH”) announced the receipt of regulatory approval from the Federal Reserve Bank of Richmond and from the Virginia State Corporation Commission for the proposed merger of XBKS with and into UBSH. The proposed merger remains subject to approval by shareholders of XBKS and UBSH. XBKS and UBSH expect to complete the proposed merger during early January 2018.

Forward-Looking Statements

Certain statements made in this Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about future events or results or otherwise are not statements of historical fact, are based on certain assumptions as of the time they are made, and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Such statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of XBKS or its management about future events. Such statements include statements as to the anticipated closing date of the proposed merger. Although XBKS believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of XBKS will not differ materially from any projected future results, performance, or achievements expressed or implied by such forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including but not limited to: (1) the businesses of UBSH and XBKS may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the proposed merger may not be fully realized or realized within the expected time frame; (3) revenues following the proposed merger may be lower than expected; (4) customer and employee relationships and business operations may be disrupted by the proposed merger; (5) the ability to obtain required regulatory and shareholder approvals, and the ability to complete the proposed merger on the expected timeframe may be more difficult, time-consuming or costly than expected; (6) changes in interest rates, general economic conditions, tax rates, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System; the quality and composition of the loan and securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in the companies’ respective market areas; their implementation of new technologies; their ability to develop and maintain secure and reliable electronic systems; and accounting principles, policies, and guidelines, and (7) other risk factors detailed from time to time in filings made by UBSH or XBKS with the Securities and Exchange Commission (the “SEC”). Forward-looking statements speak only as of the date they are made and UBSH and XBKS undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Proposed Merger and Where to Find It

In connection with the proposed merger, UBSH has filed with the SEC a registration statement on Form S-4 to register the shares of UBSH common stock to be issued to the shareholders of XBKS. The registration statement includes a joint proxy statement of UBSH and XBKS and a prospectus of UBSH. A definitive joint proxy statement/prospectus was first sent to the shareholders of UBSH and XBKS on September 21, 2017 seeking their approval of the proposed merger and related matters. This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and shareholders of UBSH and XBKS are urged to read carefully the entire registration statement and joint proxy statement/prospectus, including any amendments thereto, because they contain important information about the proposed merger. Free copies of these documents may be obtained as described below.

Investors and shareholders of both companies are urged to read the registration statement on Form S-4 and the joint proxy statement/prospectus included within the registration statement and any other relevant documents to be filed with the SEC in connection with the proposed merger because they will contain important information about UBSH, XBKS and the proposed merger. Investors and shareholders of both companies are urged to review carefully and consider all public filings by UBSH and XBKS with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Quarterly Reports on Form 10-Q, and their Current Reports on Form 8-K. Investors and shareholders may obtain free copies of these documents through the website maintained by the SEC at www.sec.gov. Free copies of the joint proxy statement/prospectus and other documents filed with the SEC also may be obtained by directing a request by telephone or mail to Union Bankshares Corporation, 1051 East Cary Street, Suite 1200, Richmond, Virginia 23219, Attention: Investor Relations (telephone: (804) 633-5031), or Xenith Bankshares, Inc., 901 E. Cary Street Richmond, Virginia, 23219, Attention: Thomas W. Osgood (telephone: (804) 433-2200), or by accessing UBSH’s website at www.bankatunion.com under “Investor Relations” or XBKS’s website at www.xenithbank.com under “Investor Relations” under “About Us.” The information on UBSH’s and XBKS’s websites is not, and shall not be deemed to be, a part of this release or incorporated into other filings either company makes with the SEC.

UBSH and XBKS and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of UBSH and/or XBKS in connection with the proposed merger. Information about the directors and executive officers of UBSH is set forth in the proxy statement for UBSH’s 2017 annual meeting of shareholders filed with the SEC on March 21, 2017. Information about the directors and executive officers of XBKS is set forth in XBKS’s Annual Report on Form 10-K, as amended, filed with the SEC on May 1, 2017. Additional information regarding the interests of these participants and other persons who may be deemed participants in the proposed merger may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger. Free copies of these documents may be obtained as described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2017

XENITH BANKSHARES, INC.

By:	/s/ Thomas W. Osgood
Thomas W. Osgood
Executive Vice President and Chief Financial Officer